EX-99.q.1

POWER OF ATTORNEY
OPTIMUM FUND TRUST

I, the undersigned member of the Board of Trustees of Optimum Fund Trust (the “Trust”), hereby constitute and appoint Robert J. Christian, David F. Connor, Shawn Lytle and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or may have done or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 18th day of June, 2015.

/s/ Dan Arnold
Dan Arnold

POWER OF ATTORNEY
OPTIMUM FUND TRUST

I, the undersigned member of the Board of Trustees of Optimum Fund Trust (the “Trust”), hereby constitute and appoint David F. Connor, Shawn Lytle and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or may have done or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 18th day of June, 2015.

/s/ Robert J. Christian
Robert J. Christian

POWER OF ATTORNEY
OPTIMUM FUND TRUST

I, the undersigned member of the Board of Trustees of Optimum Fund Trust (the “Trust”), hereby constitute and appoint Robert J. Christian, David F. Connor, Shawn Lytle and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or may have done or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 18th day of June, 2015.

/s/ Durant Adams Hunter
Durant Adams Hunter

POWER OF ATTORNEY
OPTIMUM FUND TRUST

I, the undersigned member of the Board of Trustees of Optimum Fund Trust (the “Trust”), hereby constitute and appoint Robert J. Christian, David F. Connor, Shawn Lytle and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or may have done or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 18th day of June, 2015.

/s/ Pamela J. Moret
Pamela J. Moret

POWER OF ATTORNEY
OPTIMUM FUND TRUST

I, the undersigned member of the Board of Trustees of Optimum Fund Trust (the “Trust”), hereby constitute and appoint Robert J. Christian, David F. Connor, Shawn Lytle and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or may have done or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 18th day of June, 2015.

/s/ Stephen P. Mullin
Stephen P. Mullin

POWER OF ATTORNEY
OPTIMUM FUND TRUST

I, the undersigned member of the Board of Trustees of Optimum Fund Trust (the “Trust”), hereby constitute and appoint Robert J. Christian, David F. Connor, Shawn Lytle and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or may have done or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 18th day of June, 2015.

/s/ Robert A. Rudell
Robert A. Rudell

POWER OF ATTORNEY
OPTIMUM FUND TRUST

I, the undersigned member of the Board of Trustees of Optimum Fund Trust (the “Trust”), hereby constitute and appoint Robert J. Christian, David F. Connor, Shawn Lytle and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or may have done or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 18th day of June, 2015.

/s/ Jon E. Socolofsky
Jon E. Socolofsky

POWER OF ATTORNEY
OPTIMUM FUND TRUST

I, the Chief Financial Officer of Optimum Fund Trust (the “Trust”), hereby constitute and appoint Robert J. Christian, David F. Connor and Shawn Lytle, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or may have done or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 18th day of June, 2015.

/s/ Richard Salus
Richard Salus